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                            Prudential Mutual Funds
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                   PROSPECTUS SUPPLEMENT DATED JULY 23, 1999

How to Buy, Sell and Exchange Shares of the Fund
The section entitled 'How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares' is amended as follows:

   The first paragraph under 'Step 2: Choose a Share Class' is amended to read in its entirety as follows:

     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

            Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

MF990C5

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         Other Types of Investors. Class Z shares can also be purchased by any of the following:

      - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

      - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

      - Prudential, with an investment of $10 million or more.

   Listed below are the names of the Prudential mutual funds and the dates of the Prospectuses to which this supplement relates.

Name of Fund                                Prospectus Date
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Prudential Government Securities Trust
  Money Market Series                       March 29, 1999
  U.S. Treasury Money Market Series         March 29, 1999
Prudential MoneyMart Assets, Inc.           March 1, 1999